UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 on
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURE

EXPLANATORY NOTE
Applix, Inc. (the “Company”) is furnishing this Amendment No.1 on Form 8-K/A to its Current Report on Form 8-K furnished on February 8, 2007, to correct an error in its Condensed Consolidated Statements of Operations for the fiscal quarter and year ended December 31, 2006 and Condensed Consolidated Balance Sheet as of December 31, 2006.
Item 2.02. Results of Operations and Financial Condition.
On February 8, 2007, the Company issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2006. After the release was issued, the Company identified an error in the recognition of the tax benefit resulting from the reversal of the valuation allowance relating to certain stock option deductions included in its domestic net operating losses, which affected its Condensed Consolidated Statements of Operations for the fiscal quarter and year ended December 31, 2006 and Condensed Consolidated Balance Sheet as of December 31, 2006.
The table below presents the specific line items on the Condensed Consolidated Statements of Operations for the fiscal quarter and year ended December 31, 2006, as reported in the Company’s Form 8-K furnished on February 8, 2007, and as corrected (in thousands, except per share amounts):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2006	2006	2006
	As reported	As corrected	As reported	As corrected

Benefit for income taxes	$(4,021)	$(3,809)	$(3,482)	$(3,270)

Income from continuing operations	$5,997	$5,785	$9,642	$9,430

Net income	$5,972	$5,760	$9,543	$9,331

Net income per share, basic and diluted:

Continuing operations, basic	$0.38	$0.37	$0.63	$0.61

Continuing operations, diluted	$0.34	$0.33	$0.57	$0.56

Net income per share, basic	$0.38	$0.37	$0.62	$0.61

Net income per share, diluted	$0.34	$0.33	$0.56	$0.55
The table below presents the specific line items on the Condensed Consolidated Balance Sheet as of December 31, 2006, as reported in the Company’s Form 8-K furnished on February 8, 2007, and as corrected (in thousands):

	December 31,	December 31,
	2006	2006
	As reported	As corrected

Deferred tax assets, long-term	2,088	1,876
Accumulated deficit	(24,392)	(24,604)

This error had no other effect on the Company’s previously reported results of operations or financial position for the fiscal quarter or year ended December 31, 2006. Further, the error had no impact on Non-GAAP net income and Non-GAAP net income per diluted share.
The information in this Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.
Date: March 16, 2007	By:	/s/ Milton A. Alpern
Milton A. Alpern
Chief Financial Officer